UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 25, 2017
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55772	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01	Financial Statements and Exhibits.
     On May 25, 2017, Steadfast Apartment REIT III, Inc. (the “Company”), through its consolidated subsidiary, acquired a fee simple interest in The Pointe at Vista Ridge (“Vista Ridge”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2017, to provide the required financial information related to the acquisition of Vista Ridge.
(a)     Financial Statements of Real Estate Acquired.

Vista Ridge

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2017 (unaudited) and the Year Ended December 31, 2016	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2017 (unaudited) and the Year Ended December 31, 2016	F-3

(b)     Pro Forma Financial Information.

Steadfast Apartment REIT III, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of March 31, 2017	F-6
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2017	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016	F-11

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT III, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of The Pointe at Vista Ridge (“Vista Ridge”) for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Vista Ridge as described in Note 2 for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Vista Ridge’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
June 29, 2017

VISTA RIDGE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2017	For the Year Ended December 31, 2016
	(unaudited)
Revenues:
Rental income	$976,932	$3,923,980
Tenant reimbursements and other	101,242	412,206
Total revenues	1,078,174	4,336,186

Expenses:
Operating, maintenance and management	287,214	1,040,514
Real estate taxes and insurance	271,988	969,200
General and administrative expenses	32,343	138,542
Total expenses	591,545	2,148,256
Revenues over certain operating expenses	$486,629	$2,187,930
See accompanying notes to statements of revenues over certain operating expenses.

VISTA RIDGE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2017 (unaudited)
and the Year Ended December 31, 2016
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On May 25, 2017, Steadfast Apartment REIT III, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Lewisville, Texas, commonly known as The Pointe at Vista Ridge (“Vista Ridge”) for a contract purchase price of $43,995,178, exclusive of closing costs. The Company financed the payment of the contract purchase price for Vista Ridge with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $29,106,000.
Vista Ridge was constructed in 2003 and is composed of 11 three-story apartment buildings. Vista Ridge contains 300 apartments consisting of 36 one-bedroom apartments, 216 two-bedroom apartments and 48 three-bedroom apartments. The apartments range in size from 680 to 1,295 square feet and average 1,080 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily and senior-living sectors, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Vista Ridge is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Vista Ridge. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Vista Ridge.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2017 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Vista Ridge was acquired from an unaffiliated party; and (2) based on due diligence of Vista Ridge conducted by the Company, management is not aware of any material factors relating to Vista Ridge that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Vista Ridge leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Vista Ridge may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on Vista Ridge’s results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Vista Ridge that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Vista Ridge could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on June 29, 2017.

STEADFAST APARTMENT REIT III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, which was filed with the SEC on May 11, 2017. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Bristol Village Apartments (“Bristol Village”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on January 9, 2017, the statements of revenues over certain operating expenses and the notes thereto of Canyon Resort at Great Hills Apartments (“Canyon Resort”) and Reflections on Sweetwater Apartments (“Reflections on Sweetwater”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on February 13, 2017 and the statements of revenues over certain operating expenses and the notes thereto of Vista Ridge, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2017 has been prepared to give effect to the acquisition of Vista Ridge, which occurred on May 25, 2017, as if such acquisition occurred on March 31, 2017. Bristol Village, Canyon Resort and Reflections on Sweetwater were acquired on November 17, 2016, December 29, 2016 and January 12, 2017, respectively, and are recorded in the Company’s historical balance sheet as of March 31, 2017.
The following unaudited pro forma statements of operations for the three months ended March 31, 2017 and for the year ended December 31, 2016 have been prepared to give effect to the acquisitions of Bristol Village, Canyon Resort, Reflections on Sweetwater and Vista Ridge (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated on January 1, 2016.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2017

	Steadfast Apartment REIT III, Inc. Historical (a)	Pro forma Adjustments
		Vista Ridge (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$17,060,878	$4,610,773	(d)	$—	$21,671,651
Building and improvements	113,467,321	39,663,440	(d)	—	153,130,761
Tenant origination and absorption costs	2,775,043	914,010	(d)	—	3,689,053
Total real estate, cost	133,303,242	45,188,223		—	178,491,465
Less accumulated depreciation and amortization	(2,986,179)	—		—	(2,986,179)
Total real estate, net	130,317,063	45,188,223		—	175,505,286
Cash and cash equivalents	27,291,059	(15,378,777)		15,269,597	27,181,879
Restricted cash	1,134,023	500,754		—	1,634,777
Rents and other receivables	419,304	3,300		—	422,604
Other assets	493,952	98,862		—	592,814
Total assets	$159,655,401	$30,412,362		$15,269,597	$205,337,360

Liabilities:
Accounts payable and accrued liabilities	$1,849,224	$445,097		$—	$2,294,321
Mortgage notes payable, net	94,800,511	28,932,455		—	123,732,966
Distributions payable	373,903	—		—	373,903
Due to affiliates	2,345,502	979,877	(e)	—	3,325,379
Total liabilities	99,369,140	30,357,429		—	129,726,569
Commitments and Contingencies
Redeemable common stock	688,629	—		—	688,629
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—	—
Class A common stock, $0.01 par value per share; 480,000,000 shares authorized, 1,771,511 shares issued and outstanding and 2,112,511 pro forma shares as of March 31, 2017	17,715	—		3,410	21,125
Class R common stock, $0.01 par value per share; 240,000,000 shares authorized, 144,526 shares issued and outstanding and 172,295 pro forma shares as of March 31, 2017	1,445	—		278	1,723
Class T common stock, $0.01 par value per share; 480,000,000 shares authorized, 1,454,628 shares issued and outstanding and 1,804,012 pro forma shares as of March 31, 2017	14,546	—		3,494	18,040
Additional paid-in capital	68,580,261	—		15,262,415	83,842,676
Cumulative distributions and net losses	(9,016,335)	54,933	(f)	—	(8,961,402)
Total stockholders’ equity	59,597,632	54,933		15,269,597	74,922,162
Total liabilities and stockholders’ equity	$159,655,401	$30,412,362		$15,269,597	$205,337,360

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2017

(a)	Historical financial information as of March 31, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of Vista Ridge and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2017. The contract purchase price of Vista Ridge, exclusive of closing and other acquisition costs, was approximately $44.0 million, and was funded with proceeds from the Company’s public offering and with financing in the amount of approximately $29.1 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s public offering during the period from April 1, 2017 through May 25, 2017 were raised as of March 31, 2017.

(d)
The Company adopted Accounting Standard Update (“ASU”) 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2017. Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions. The acquisition of Vista Ridge did not meet the definition of a business and consequently was accounted for as an asset acquisition. As a result, the Company capitalized approximately $1.2 million in acquisition fees and acquisition costs related to the acquisition of Vista Ridge on the unaudited pro forma balance sheet. Prior to the adoption of ASU 2017-01, acquisition fees and acquisition costs were included in fees to affiliates and acquisition costs, respectively, on the consolidated statements of operations. Upon adoption of this guidance, all such costs are included in the purchase price that are allocated between land, buildings and improvements and tenant origination and absorption costs on the consolidated balance sheet.

The pro forma acquisition fees and acquisition costs that have been capitalized and included in the purchase price of Vista Ridge are as follows:

•
Acquisition Fees: Acquisition fees are payable to Steadfast Apartment Advisor III, LLC (“Advisor”) based on 2.0% of the acquisition costs of Vista Ridge including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6.0% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and Advisor (the “Advisory Agreement”).

•	Acquisition Costs: those amounts incurred by the Company or its affiliates that were attributable to the acquisition of Vista Ridge.
The Company allocated the purchase price (including acquisition fees and acquisition costs) to the individual assets and liabilities acquired on a relative fair value basis, as follows:

	As of March 31, 2017
	Contract Purchase Price	Acquisition Fee	Acquisition Costs	Total Real Estate, Cost
Land	$4,489,040	$96,241	$25,492	$4,610,773
Building and improvements	38,616,259	827,893	219,288	39,663,440
Tenant origination and absorption costs	889,879	19,078	5,053	914,010
Total real estate, cost	$43,995,178	$943,212	$249,833	$45,188,223
(e) Represents the pro forma effect of acquisition fees and acquisition costs payable to affiliates of the Company in connection with the acquisition of Vista Ridge.
(f) Represents pro-rata net operating activity for the month of acquisition of Vista Ridge.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2017

	Steadfast Apartment REIT III, Inc. Historical (a)	Vista Ridge (b)	Pro Forma Adjustments	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$2,796,716	$976,932	$96,547	$96,547	(c)	$3,870,195
Tenant reimbursements and other	318,999	101,242	11,873	11,873	(c)	432,114
Total revenues	3,115,715	1,078,174	108,420	108,420		4,302,309
Expenses:
Operating, maintenance and management	705,204	287,214	(9,450)	(9,450)	(d)	982,968
Real estate taxes and insurance	481,455	271,988	10,267	10,267	(e)	763,710
Fees to affiliates	284,152	—	98,978	98,978	(f)	383,130
Depreciation and amortization	2,360,947	—	421,407	421,407	(g)	2,782,354
Interest expense	978,486	—	217,996	217,996	(h)	1,196,482
General and administrative expenses	627,862	32,343	1,900	1,900	(i)	662,105
Total expenses	5,438,106	591,545	741,098	741,098		6,770,749
Net (loss) income	$(2,322,391)	$486,629	$(632,678)	$(632,678)		$(2,468,440)

Net loss attributable to Class A common stockholders — basic and diluted	$(1,236,453)					$(1,275,334)
Net loss per Class A common share — basic and diluted	$(0.81)					$(0.55)
Weighted average number of Class A common shares outstanding — basic and diluted	1,489,414					2,112,511	(j)

Net loss attributable to Class R common stockholders — basic and diluted	$(118,117)					$(104,015)
Net loss per Class R common share — basic and diluted	$(0.81)					$(0.54)
Weighted average number of Class R common shares outstanding — basic and diluted	128,807					172,295	(j)

Net loss attributable to Class T common stockholders — basic and diluted	$(967,821)					$(1,089,091)
Net loss per Class T common share — basic and diluted	$(0.87)					$(0.67)
Weighted average number of Class T common shares outstanding — basic and diluted	1,165,823					1,804,012	(j)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2017

(a)	Historical financial information for the three months ended March 31, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(b)	Represents the historical operations of Vista Ridge under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the Company) for the three months ended March 31, 2017, based on management estimates as if Reflections on Sweetwater was acquired on January 1, 2016, as follows:

For the For the Three Months Ended March 31, 2017
Rental Income	$96,547
Tenant Reimbursement and Other	11,873
$108,420

(d)
Represents additional operating and maintenance expenses of Reflections on Sweetwater (not reflected in the historical operations of the Company) for the three months ended March 31, 2017 and the exclusion of property management fees recorded in the historical operations of the previous owners of Vista Ridge that are not comparable to the expense the Company expects to incur in the future operations of Vista Ridge, as follows:

Property name	Operating and Maintenance Expenses For the Three Months Ended March 31, 2017	Property Management Fees For the Three Months Ended March 31, 2017	Total
Reflections on Sweetwater	$34,222	$—	$34,222
Vista Ridge	—	(43,672)	(43,672)
Total	$34,222	$(43,672)	$(9,450)

(e)
Represents additional real estate taxes and insurance expense of Reflections on Sweetwater (not reflected in the historical operations of the Company) for the three months ended March 31, 2017 and a decrease in real estate taxes and insurance expense (reflected in the historical operations of the previous owners of Vista Ridge or the Company) for the three months ended March 31, 2017, based on management estimates as if Reflections on Sweetwater and Vista Ridge were acquired on January 1, 2016, as follows:

Real Estate Taxes and Insurance
Property name	For the Three Months Ended March 31, 2017
Reflections on Sweetwater	$17,579
Vista Ridge	(7,312)
Total	$10,267

(f)
Represents adjustments made to fees to affiliates for the three months ended March 31, 2017 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2017 that would be due to affiliates had Reflections on Sweetwater and Vista Ridge been acquired on January 1, 2016. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.50% of the acquisition cost of Reflections on Sweetwater and Vista Ridge, including acquisition fees, acquisition expenses and any debt attributable to Reflections on Sweetwater and Vista Ridge, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Reflections on Sweetwater and 2.75% of the monthly gross revenues of Vista Ridge as set out in the Property Management Agreement for each property (the “Property Management Agreement”).

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property manager were:

	For the Three Months Ended March 31, 2017
Property name	Investment Management Fees	Property Management Fees	Total
Reflections on Sweetwater	$5,945	$3,253	$9,198
Vista Ridge	60,130	29,650	89,780
Total	$66,075	$32,903	$98,978

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2017, as if Reflections on Sweetwater and Vista Ridge were acquired on January 1, 2016, as follows:

Depreciation and Amortization Expense
Property name	For the Three Months Ended March 31, 2017
Reflections on Sweetwater	$33,244
Vista Ridge	388,163
Total	$421,407
Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2017, as if the borrowings attributable to Reflections on Sweetwater and Vista Ridge were borrowed on January 1, 2016, as follows:

		Interest Expense
Property name	Initial Mortgage Debt	For the Three Months Ended March 31, 2017
Reflections on Sweetwater	$23,000,000	$22,686
Vista Ridge	29,106,000	195,310
Total	$52,106,000	$217,996

(i)
Represents additional general and administrative expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2017, as if Reflections on Sweetwater was acquired on January 1, 2016.

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of May 25, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2016.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Canyon Resort (b)	Reflections on Sweetwater (b)	Vista Ridge (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$1,152,304	$2,551,043	$2,775,039	$2,172,300	$3,923,980	$2,082,905	(c)	$14,657,571
Tenant reimbursements and other	112,602	337,135	382,329	267,137	412,206	273,759	(c)	1,785,168
Total revenues	1,264,906	2,888,178	3,157,368	2,439,437	4,336,186	2,356,664		16,442,739
Expenses:
Operating, maintenance and management	376,536	693,048	954,309	854,652	1,040,514	113,244	(d)	4,032,303
Real estate taxes and insurance	160,707	219,180	671,037	251,274	969,200	841,360	(e)	3,112,758
Fees to affiliates	2,221,052	—	—	—	—	1,293,898	(f)	3,514,950
Depreciation and amortization	825,735	—	—	—	—	8,656,396	(g)	9,482,131
Interest expense	281,031	—	—	—	—	3,310,343	(h)	3,591,374
General and administrative expenses	1,426,575	50,519	45,874	42,746	138,542	—		1,704,256
Acquisition costs	893,982	—	—	—	—	—	(i)	893,982
Total expenses	6,185,618	962,747	1,671,220	1,148,672	2,148,256	14,215,241		26,331,754
Net income (loss)	(4,920,712)	1,925,431	1,486,148	1,290,765	2,187,930	(11,858,577)		(9,889,015)
Net loss attributable to noncontrolling interest	(100)	—	—	—	—	—		(100)
Net income (loss) attributable to common stockholders	$(4,920,612)	$1,925,431	$1,486,148	$1,290,765	$2,187,930	$(11,858,577)		$(9,888,915)

Net loss attributable to Class A common stockholders — basic and diluted	$(3,160,451)							$(5,109,164)
Net loss per Class A common share — basic and diluted	$(8.36)							$(2.30)
Weighted average number of Class A common shares outstanding — basic and diluted	374,595							2,112,511	(j)

Net loss attributable to Class R common stockholders — basic and diluted	$(165,258)							$(416,700)
Net loss per Class R common share — basic and diluted	$(8.42)							$(2.27)
Weighted average number of Class R common shares outstanding — basic and diluted	19,587							172,295	(j)

Net loss attributable to Class T common stockholders — basic and diluted	$(1,594,903)							$(4,363,051)
Net loss per Class T common share — basic and diluted	$(8.62)							$(2.57)
Weighted average number of Class T common shares outstanding — basic and diluted	189,037							1,804,012	(j)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information for the year ended December 31, 2016 derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(b)	Represents the historical operations of each of the Portfolio Properties under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) for the year ended December 31, 2016, based on management estimates as if the Portfolio Properties were acquired on January 1, 2016, as follows:

Property name	Rental Income For the Year Ended December 31, 2016	Tenant Reimbursement and Other For the Year Ended December 31, 2016	Total
Bristol Village	$444,070	$58,686	$502,756
Canyon Resort	914,735	126,027	1,040,762
Reflections on Sweetwater	724,100	89,046	813,146
	$2,082,905	$273,759	$2,356,664

(d)
Represents additional operating and maintenance expenses (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) and the exclusion of property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

	Operating and Maintenance Expenses	Property Management Fees
Property name	For the Year Ended December 31, 2016	For the Year Ended December 31, 2016	Total
Bristol Village	$102,371	$(108,682)	$(6,311)
Canyon Resort	251,599	(188,331)	63,268
Reflections on Sweetwater	292,259	(84,662)	207,597
Vista Ridge	—	(151,310)	(151,310)
Total	$646,229	$(532,985)	$113,244

(e)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties) for the year ended December 31, 2016, based on management estimates as if the Portfolio Properties were acquired on January 1, 2016, as follows:

Real Estate Taxes and Insurance
Property name	For the Year Ended December 31, 2016
Bristol Village	$134,567
Canyon Resort	341,191
Reflections on Sweetwater	276,098
Vista Ridge	89,504
Total	$841,360

(f)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2016. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village and Reflections on Sweetwater and 2.75% of the monthly gross revenues of Canyon Resort and Vista Ridge as set out in the Property Management Agreement for each property.

Acquisition fees reflected in fees to affiliates in the historical financial information of the Company for the year ended December 31, 2016 represent fees related to the acquisitions of Bristol Village and Canyon Resort prior to the adoption of ASU 2017-01. Following the adoption of ASU 2017-01, acquisition fees and acquisition costs are capitalized in the balance sheet.
The investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property manager had the Portfolio Properties been acquired on January 1, 2016 were:

	For the Year Ended December 31, 2016
Property name	Investment Management Fees	Property Management Fees	Total
Bristol Village	$218,739	$85,076	$303,815
Canyon Resort	240,437	113,955	354,392
Reflections on Sweetwater	178,350	97,577	275,927
Vista Ridge	240,519	119,245	359,764
Total	$878,045	$415,853	$1,293,898

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016, as if the Portfolio Properties were acquired on January 1, 2016, as follows:

Depreciation and Amortization Expense
Property name	For the Year Ended December 31, 2016
Bristol Village	$2,024,285
Canyon Resort	2,292,927
Reflections on Sweetwater	1,872,521
Vista Ridge	2,466,663
Total	$8,656,396
Depreciation expense on the purchase price (including acquisition related fees and expenses) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price (including acquisition related fees and expenses) of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2016, as follows:

		Interest Expense
Property name	Initial Mortgage Debt	For the Year Ended December 31, 2016
Bristol Village	$35,016,000	$931,410
Canyon Resort	31,710,000	893,299
Reflections on Sweetwater	23,000,000	691,661
Vista Ridge	29,106,000	793,973
Total	$118,832,000	$3,310,343

(i)
Acquisition costs reflected in the historical financial information of the Company for the year ended December 31, 2016 represent costs related to the acquisitions of Bristol Village and Canyon Resort prior to the adoption of ASU 2017-01. Following the adoption of ASU 2017-01, acquisition fees and acquisition costs are capitalized in the balance sheet.

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of May 25, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	June 29, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer
(Principal Financial Officer and Accounting Officer)